UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): April 11, 2006

                           The Navigators Group, Inc.
             (Exact name of registrant as specified in its charter)



    DELAWARE                        0-15886                      13-3138397
--------------------------------------------------------------------------------
   (State of                      (Commission                 (I.R.S. Employer
  organization)                   File Number)               Identification No.)



      One Penn Plaza, New York, NY                                 10119
--------------------------------------------------------------------------------
 (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (914) 933-6027

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     On April 11, 2006, The Navigators Group, Inc. issued a press release announcing that the Company priced its previously announced senior notes offering of $125 million principal amount of 7% senior notes due 2016. This press release is attached hereto as Exhibit 99.1.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             THE NAVIGATORS GROUP, INC.
                                             --------------------------
                                             (Registrant)


                                                 /s/ Elliot S. Orol
                                             -----------------------------------
                                             Name:   Elliot S. Orol
                                             Title:  Senior Vice President
                                                     and General Counsel



Date: April 11, 2006

     INDEX TO EXHIBITS

Number   Description
------   -----------

99.1 Navigators Prices $125 Million Senior Notes Offering press release dated April 11, 2006.